EXHIBIT 3.1 – ARTICLES OF INCORPORATION

DEAN HELLER                                                                        [stamp]
Secretary of State                                                       FILED #C18638-2003-001
                                                  Articles  of                     AUGUST 1, 2003
202 North Carson St.              Incorporation               IN  THE  OFFICE  OF
Carson City, Nevada         (Pursuant to NRS 78)               /s/  Dean  Heller
89701-4201                                                           DEAN HELLER SECRETARY
(775) 684-5708                                                                     OF STATE]
________________________________________________________________
Important: Read attached instructions before completing form.

1.      NAME OF CORPORATION:  BRITTON INTERNATIONAL INC.

2.      RESIDENT AGENT NAME AND STREET ADDRESS:
        (must be a Nevada address where process may be served)

Name of Resident Agent:        CSC Services of Nevada, Inc.
Street Address:                       502 East John St. Carson City, NV 89706

3.      SHARES:  (number of shares corporation authorized to issue)

Number of shares with par value: 100,000,000  Par value: .0001

No.without par value:  ____

4.      NAMES, ADDRESSES, NUMBER OF BOARD OF DIRECTORS/TRUSTESS:

The First Board of Directors/Trustees shall consist of ONE members whose names and addresses are as follows:

Jacek Oscilowicz            725 Kendall Lane         Boulder City, NV 89005
Name                             Address                       City/State/Zip

5.      PURPOSE:
         (optional – see instructions)

The  purpose  of  the  corporation  shall  be:______________________

6.     OTHER MATTERS:
        (see instructions)

Number of pages attached:     __________

7.      NAMES, ADDRESSES AND SIGNATURES OF INCORPORATORS:
        (attach additional pages if there are more than 2 incorporators)

CSC Services of Nevada, Inc.                  /s/ Cyndy Woodgate
Name                                                       Signature

502 East John Street,                         Carson City, NV, 89706
Address                                       City/State/Zip

8.      CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, CSC Services of Nevada, Inc. hereby accept appointment as Resident Agent for the above named  corporation.

By: /s/ Cyndy Woodgate                                                                   7/31/2003
Authorized Signature of R.A. On behalf of R.A. Company                     Date

This form must be accompanied by appropriate fees. See attached fee schedule

Nevada Secretary of State Form CORPART 1999.01
Revised on 08/20/01